Dec. 31, 2021
Delaware VIP Growth Equity Series

The Series invests primarily in a portfolio of common stocks issued by large-capitalization, growth-oriented companies that the Delaware Management Company (Manager) believes have a competitively advantaged business model, thereby eluding competition, and have the ability to sustain growth over the long term beyond investors’ expectations. Under normal circumstances, the Series invests at least 80% of its net assets in large-capitalization companies, which typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth-oriented companies are those whose earnings the Manager believes are likely to grow faster than the economy. The Series’ portfolio of assets is diversified.